UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2005

STONEMOR PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	80-0103159	000-50910
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

155 Rittenhouse Circle

Bristol, PA 19007

(Address of principal executive offices/Zip Code)

(215) 826-2800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

StoneMor Partners L.P. (the “Company”) previously reported in a Current Report on Form 8-K that StoneMor Operating LLC, a Delaware limited liability company (the “Operating LLC”) and the Company’s wholly-owned subsidiary, joined by certain of direct and indirect subsidiary entities of the Operating LLC (collectively, the “Buyer”), entered into the Asset Purchase and Sale Agreement (the “Purchase Agreement”), dated October 13, 2005, with SCI Funeral Services, Inc., an Iowa corporation (“SCI”) and a wholly-owned subsidiary of Service Corporation International, a Texas corporation, joined by certain of SCI’s direct and indirect subsidiary entities (collectively, the “Seller”).

In connection with the Purchase Agreement, on November 1, 2005, SCI and the Company acting by its general partner, StoneMor GP LLC, a Delaware limited liability company, entered into the Registration Rights Agreement (the “Registration Rights Agreement”), attached hereto as Exhibit 10.1, dated as of November 1, 2005.

Subject to certain exceptions described in the Registration Rights Agreement, within thirty days of November 1, 2005 (the “Proposed Filing Date”), the Company (i) is obligated to file a registration statement on Form S-3 (“Form S-3”) under the Securities Act of 1933, as amended (the “Securities Act”), with the Securities and Exchange Commission (the “SEC”) with respect to the resale of 280,952 common units (the “Common Units”) representing limited partner interests in the Company received by SCI pursuant to the Purchase Agreement and any Common Units issued by the Company as a stock dividend or other distribution with respect to such Common Units (collectively, the “Registrable Securities”) and (ii) will use reasonable efforts to have the SEC declare such Form S-3 effective. If on the Proposed Filing Date the Company is not eligible to file a Form S-3, the Company will, as soon as practicable thereafter, file a registration statement on such other form that is then available to the Company with respect to the Registrable Securities and will use reasonable efforts to have the SEC declare such registration statement effective.

If the SEC does not declare the Form S-3 or the registration statement on another form filed by the Company (collectively, the “Registration Statement”) effective within six months of the Proposed Filing Date (the “Projected Effective Date”), the Company will guarantee a minimum cash distribution return on the Registrable Securities of 9% per annum, based upon the $5,900,000 valuation set forth in the Purchase Agreement. The Company will make such guaranteed payment monthly beginning thirty days after the Projected Effective Date and until the Registration Statement is declared effective by the SEC.

Subject to certain conditions described in the Registration Rights Agreement, the Company will pay in cash, as additional purchase price under the Purchase Agreement, any excess of the product of the percentage of the Registrable Securities that are sold during ninety consecutive trading days after the effective date of the Registration Statement (the “90-Day Period”) multiplied by $5,900,000 over the sum of the following: (i) the actual aggregate gross sale proceeds received for the Registrable Securities which are sold during the 90-Day Period or, if the offering of the Registrable Securities is underwritten, the price paid for the Registrable Securities by the underwriter; plus (ii) all cash dividends or other distributions issued by the Company with respect to the Registrable Securities which are sold during the 90-Day Period, including any guaranteed minimum payments described above.

The Registration Rights Agreement also includes various representations, warranties and covenants which are customary for a transaction of this nature.

The foregoing brief summary of the Registration Rights Agreement is not intended to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, attached as Exhibits 10.1 to this Current Report on Form 8-K (the “Form 8-K”).

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Effective November 1, 2005 (the “Closing Date”), the Company completed the acquisition of the Seller’s Business, as defined below. The Seller, as defined in Item 1.01 above, is a company engaged in the funeral and cemetery business. Pursuant to the Purchase Agreement, the Buyer acquired from the Seller 22 cemeteries and 6 funeral homes (collectively, the “Properties”), including certain related assets (together with the Properties, the “Acquired Assets”) and certain related liabilities (the “Assumed Liabilities” and, together with the Acquired Assets, the “Business”). The Properties that comprise the Business are located in North Carolina (9 cemeteries and 1 funeral home), Pennsylvania (7 cemeteries and 5 funeral homes), Georgia (5 cemeteries) and Alabama (1 cemetery).

On the Closing Date, the Buyer, in consideration for the transfer and delivery to it of the Acquired Assets and in addition to the assumption of the Assumed Liabilities, paid to the Seller, upon proper adjustments, the sum of $12,926,868.88 (the “Closing Purchase Price”) as follows: (i) the sum of $7,026,876.88 in cash and (ii) 280,952 common units (the “Common Units”) representing limited partner interests in the Company, in the aggregate, based on the closing price per Common Unit of $21 on The NASDAQ National Market on October 28, 2005. The Seller acknowledged that it had acquired the Common Units for investment, for its own account only and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act, except as set forth in the Registration Rights Agreement.

The Closing Purchase Price can be (i) increased or decreased post-closing for accounts receivable, merchandise trust amounts and endowment care trust amounts above or below the foregoing level, as provided in the Purchase Agreement; and (ii) increased by any amounts which may become payable pursuant to the Registration Rights Agreement, as described in Item 1.01 above.

Any financial statements and pro forma financial information that may be required to be filed as exhibits to this Form 8-K will be filed by amendment to this Form 8-K as soon as practicable, but not later than 71 calendar days after the date that this Form 8-K must be filed with the SEC.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Any financial statements that may be required to be filed as an exhibit to this Form 8-K will be filed by amendment to this Form 8-K as soon as practicable, but not later than 71 calendar days after the date that this Form 8-K must be filed with the SEC.

(b)	Pro forma financial information.

Any pro forma financial information that may be required to be filed as an exhibit to this Form 8-K will be filed by amendment to this Form 8-K as soon as practicable, but not later than 71 calendar days after the date that this Form 8-K must be filed with the SEC.

(c)	Exhibits.

Exhibit No.	Description
10.1	Registration Rights Agreement, dated as of November 1, 2005, by and between StoneMor Partners L.P. acting by its General Partner, StoneMor GP LLC, and SCI Funeral Services, Inc.

10.2	Asset Purchase and Sale Agreement, dated October 13, 2005, by and among StoneMor Operating LLC, joined by its direct and indirect subsidiary entities listed in Exhibit A to the Asset Purchase and Sale Agreement, and SCI Funeral Services, Inc., joined by its direct and indirect subsidiary entities listed in Exhibit B to the Asset Purchase and Sale Agreement, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on October 17, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2005	STONEMOR PARTNERS L.P.

	By:	StoneMor GP LLC, its general partner

		By:	/s/ WILLIAM R. SHANE
		Name:	William R. Shane
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Registration Rights Agreement, dated as of November 1, 2005, by and between StoneMor Partners L.P. acting by its General Partner, StoneMor GP LLC, and SCI Funeral Services, Inc.

10.2	Asset Purchase and Sale Agreement, dated October 13, 2005, by and among StoneMor Operating LLC, joined by its direct and indirect subsidiary entities listed in Exhibit A to the Asset Purchase and Sale Agreement, and SCI Funeral Services, Inc., joined by its direct and indirect subsidiary entities listed in Exhibit B to the Asset Purchase and Sale Agreement, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on October 17, 2005.